UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
IP STRATEGY HOLDINGS, INC.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)
_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
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9668 Bujacich Road, Gig Harbor, Washington 98332
Notice of Annual Meeting of Stockholders
Dear IP Strategy Holdings, Inc. Stockholder:
You are cordially invited to attend the annual meeting of the stockholders (the “2026 Annual Meeting” or “Annual Meeting”) of IP Strategy Holdings, Inc. (the “Company,” “we,” “us,” or “our”) to be held on Thursday, June 25, 2026, at 10:00 a.m. Pacific Time. The Annual Meeting will be held in a virtual format via live webcast at www.virtualshareholdermeeting.com/IPST2026, where you will be able to attend, vote, and submit questions during the meeting, for the purpose of considering and voting upon the following proposals, as more fully described in the accompanying proxy statement for the Annual Meeting:

1	Elect three Class II Directors for a three-year term ending as of the annual meeting in 2029 (the "Director Proposal");

2	Approve an amendment to the IP Strategy Holdings, Inc. 2024 Equity Incentive Plan, as amended, to increase the plan’s shares available for issuance (the "Incentive Plan Proposal"); and

3	Ratify the appointment of CBIZ CPAs P.C. ("CBIZ") as our independent registered public accounting firm for the year ending December 31, 2026 (the "Auditor Proposal").
And to transact any other business as may properly come before the meeting or any adjournment or postponement thereof.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1 and "FOR" PROPOSALS 2 and 3, ALL TO BE VOTED ON AT THE ANNUAL MEETING.
The virtual format of the Annual Meeting enables stockholder to participate from any location with Internet connectivity. Please refer to "How can I attend the Annual Meeting?" located in the Questions and Answers section of the proxy statement for more details.
Stockholders may vote in advance of the Annual Meeting by Internet, telephone or mail, or during the Annual Meeting via the live webcast.
Only stockholders of record at the close of business on April 28, 2026 will be entitled to notice of, and to vote, at the Annual Meeting and any adjournments or postponements thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices, beginning ten days prior to the date of the Annual Meeting and continuing through the Annual Meeting, and any adjournments thereof. The list will also be available for inspection at the Annual Meeting.

Please do not return a paper ballot if you are voting over the Internet or by telephone.

VOTE BY INTERNET	VOTE BY TELEPHONE

www.proxyvote.com	1-800-690-6903 via touch-tone
24 hours a day/7 days a week	phone toll-free
24 hours a day/7 days a week

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 24, 2026. Have your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 24, 2026. Have your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form in hand when you call, and then follow the instructions.

You may also vote online during the meeting at www.virtualshareholdermeeting.com/IPST2026.
Please review the proxy statement accompanying this notice for more complete information regarding the matters to be considered at the Annual Meeting. Please read the accompanying proxy statement and its appendices carefully and in their entirety.
By Order of the Board of Directors,
Jennifer D.H. Stiefel
President and Secretary
Gig Harbor, Washington
April 29, 2026

IP STRATEGY HOLDINGS, INC.
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
Questions and Answers
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement for Annual Meeting of Stockholders (“Proxy Statement”). You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.
Why am I receiving these proxy materials?
The board of directors (the “Board”) of the Company has made these materials available to you via the Internet or delivered paper copies by mail on or about April 29, 2026, in connection with its solicitation of proxies for use at our 2026 Annual Meeting, and any postponements, adjournments or continuations thereof. As a stockholder as of the close of business on April 28, 2026, you are invited to participate in the Annual Meeting via live webcast and vote on the business items described in this Proxy Statement.
What is included in the proxy materials?
These proxy materials include:
•This Proxy Statement, which summarizes the information regarding the matters to be voted on at the Annual Meeting; and
•Our Annual Report on Form 10-K and audited consolidated financial statements for the year ended December 31, 2025 ("Annual Report").
If you received a paper copy of these materials by mail, it will also include a proxy card and voting instructions for the Annual Meeting.
Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the full set of proxy materials?
This year, we are pleased to be furnishing proxy materials over the Internet, in accordance with SEC rules allowing companies to do so. As a result, we are mailing to many of our stockholders a Notice of Internet Availability of the proxy materials instead of a paper copy of the proxy materials. All stockholders receiving the notice will have the ability to access the proxy materials over the Internet.
What is the purpose of the Annual Meeting?
There are three known matters that will come before the stockholders at the 2026 Annual Meeting:
•The election of three Class II Directors to the Board, each to serve a three-year term ending as of the annual meeting in 2029 (the "Director Proposal");
•The approval of an amendment to the IP Strategy Holdings, Inc. 2024 Equity Incentive Plan, as amended, to increase the plan's shares available for issuance (the "Incentive Plan Proposal"); and
•The ratification of the appointment of CBIZ as our independent registered public accounting firm for the year ending December 31, 2026 (the "Auditor Proposal").

IP Strategy Holdings, Inc.	1	2026 Proxy Statement

Questions and Answers
It is possible that other business may come before the Annual Meeting, although we currently are not aware of any such matters.
How does the Board of Directors recommend I vote on these proposals?
The Board recommends that you vote:

Proposals		Board Recommendation	Page Reference
1	DIRECTOR PROPOSAL	FOR each Nominee	16
2	INCENTIVE PLAN PROPOSAL	FOR	20
3	AUDITOR PROPOSAL	FOR	27
What vote is required to approve each proposal?
The affirmative vote of a majority of the votes cast by stockholders present or represented by proxy at the Annual Meeting is required to approve all proposals other than the Director Proposal. Directors are elected by a plurality of the votes cast.
What if another matter is properly brought before the Annual Meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies to vote on those matters in accordance with their best judgment.
Who is entitled to vote at the Annual Meeting?
If you owned shares of our common stock at the close of business on April 28, 2026, the record date for the Annual Meeting (the "Record Date"), you are entitled to vote those shares. On the Record Date, there were 544,547 shares of our common stock outstanding, which was our only class of stock having general voting rights.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
•Stockholder of Record. If you have shares registered directly in your name with our stock transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares and we provided the proxy materials directly to you.
•Beneficial Owner of Shares Held in Street Name. If you have shares held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials were forwarded to you by that organization. The organization holding the shares in your account is considered the stockholder of record with respect to those shares for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares it holds in your account.
Both stockholders of record and beneficial owners receive the Notice of Internet Availability of Proxy Materials, unless a stockholder has requested paper copies.

2026 Proxy Statement	2	IP Strategy Holdings, Inc.

Questions and Answers
How can I vote my shares?
Whether you hold shares of common stock directly as the registered stockholder of record or through a broker, trustee, or other nominee as the beneficial owner, you may direct how your shares are voted without participating in the Annual Meeting. There are five ways to vote by proxy:
•Via the Internet. Go to www.proxyvote.com and follow the instructions.
•By telephone. Call 1-800-690-6903 and follow the instructions.
•By Mail. Complete, sign, date and return your proxy card in the envelope provided with your proxy materials in advance of the meeting.
•By QR Code — You may use any mobile device to scan the personalized QR code included on your Notice of Internet Availability of the proxy materials or proxy card to vote before the meeting without entering a designated 16 digit control number.
•During the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.
Internet and telephone voting will be available 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on Wednesday, June 24, 2026.
If you received more than one set of proxy materials or proxy card, then you hold shares of the Company’s common stock in more than one account. You should vote via the Internet, by telephone, by mail, by QR Code, or during the Annual Meeting for all shares held in each of your accounts.
If I submit a proxy, how will it be voted?
The persons named in the proxy card or, if applicable, their substitutes, will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:
•FOR each of the director nominees in the Director Proposal;
•FOR the approval of the Incentive Plan Proposal; and
•FOR the approval of the Auditor Proposal.
Can I change my vote or revoke my proxy?
Yes. If you change your mind after you have voted by Internet or you sent in your proxy card and wish to re-vote, you may do so by following one of these procedures:
•Vote again via the Internet;
•Send in another signed proxy card with a later date;
•Send a letter revoking your vote or proxy to our Corporate Secretary at our offices in Gig Harbor, Washington; or
•Attend the Annual Meeting and vote online.
We will tabulate the latest valid vote or instruction that we receive from you.
How can I attend the Annual Meeting?
You are entitled to participant in the Annual Meeting if you were a stockholder of record or a beneficial owner of our common stock as of the close of business on April 28, 2026 or you hold a valid legal proxy for the Annual Meeting. The Annual Meeting will be held in a virtual format via live webcast. To participate in the Annual Meeting, including to vote and submit questions, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form.

IP Strategy Holdings, Inc.	3	2026 Proxy Statement

Questions and Answers
Instructions on how to access the Annual Meeting are provided in the Notice of Internet Availability of Proxy Materials and in this Proxy Statement.
Even if you plan to participate in the Annual Meeting, it is recommended that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to participate in the Annual Meeting.
What constitutes a quorum at the Annual Meeting?
The presence, or representation by proxy, of one-third (1/3) of the voting power of the stock issued, outstanding, and entitled to vote at the Annual Meeting will constitute a quorum. There were 544,547 shares of our common stock outstanding and entitled to vote on the Record Date. Therefore, a quorum will be present if 181,516 shares of our common stock are represented by valid proxies or otherwise present at the Annual Meeting.
Abstentions and broker non-votes will be counted as shares present for purposes of determining a quorum. “Broker non-votes” occur when brokers, banks or other nominees holding shares on behalf of beneficial owners do not receive voting instructions from those beneficial owners and lack discretionary voting authority to vote on a particular proposal. Broker non-votes are not considered votes cast on non-routine matters.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote during the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the Annual Meeting, then under the Company’s Second Amended and Restated Bylaws (the “Bylaws”) either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in the Bylaws until a quorum is present or represented. At any adjourned meeting at which a quorum is present or represented, any business may be transacted that could have been transacted at the meeting as originally noticed.
Therefore, if the shares represented by proxy at the Annual Meeting are not sufficient to constitute a quorum, the stockholders by a vote of the holders of a majority of votes represented by proxy (which may be voted by the proxyholders) may, without further notice to any stockholder (unless a new record date is set), adjourn the meeting to a different time to permit further solicitations of proxies sufficient to constitute a quorum. If a quorum is not present at the Annual Meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies.
What is a broker non-vote?
If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under New York Stock Exchange rules.
Proposals 1 and 2 (the Director Proposal and the Incentive Plan Proposal) are considered “non-routine” under New York Stock Exchange rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposal 3 (the Auditor Proposal) is considered “routine” under New York Stock Exchange rules and thus, if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on such proposal.

2026 Proxy Statement	4	IP Strategy Holdings, Inc.

Questions and Answers
What is the impact of abstentions, withhold votes and broker non-votes?
If you submit a proxy or voting instructions but do not indicate your specific voting instructions on one or more of the proposals to be presented at the Annual Meeting, your shares will be voted as recommended by the Board on those proposals if using the form of proxy included with the proxy materials and as the proxyholders may determine with respect to any other matter properly presented for a vote at the Annual Meeting. Abstentions will not be considered as votes cast. Accordingly, abstentions will have no impact upon the any of the proposals to be voted. Broker non-votes will have no effect on the Director Proposal or the Incentive Plan Proposal.
Who pays for the cost of this proxy solicitation?
We will pay all the costs of soliciting these proxies. In addition to soliciting proxies by distributing these proxy materials, our officers and employees may also solicit proxies by telephone, by fax, by mail, via the Internet or other electronic means of communication, or in person. No additional compensation will be paid to officers or employees for their assistance in soliciting proxies. We will reimburse brokers, banks, and other similar organizations for the expenses they incur in forwarding the proxy materials to you.
Where can I find the voting results of the Annual Meeting?
The voting results will be announced at the Annual Meeting. We will also report the voting results in a Current Report on Form 8-K filed with the SEC within four business days after the end of the Annual Meeting.
How do I submit a stockholder proposal for consideration at next year's annual meeting of stockholders?
For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the Corporate Secretary must receive the written proposal at our principal executive offices no later than December 30, 2026. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
Corporate Secretary
IP Strategy Holdings, Inc.
9668 Bujacich Road
Gig Harbor, Washington 98332
stockholder.info@heritagedistilling.com
For a stockholder proposal that is intended to be included in our proxy statement for next year’s annual meeting not under Rule 14a-8, the stockholder must provide the information required by the Bylaws and give timely notice to the Corporate Secretary in accordance with the Bylaws, which, in general, require that the notice be received by the Corporate Secretary not earlier than the close of business on February 25, 2027 and not later than the close of business on March 27, 2027.
If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of our annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of 90 days prior to the meeting or 10 days after public announcement of the meeting date.
How do I recommend a director nominee?
If you wish to nominate an individual for election as director at the 2027 annual meeting of stockholders, we must receive your written nomination not earlier than the close of business on February 25, 2027 and not later than the close of business on March 27, 2027. You should send your nomination to our Corporate Secretary as set forth above.
The following is a brief summary of certain requirements for stockholder nominations, as set forth in the Bylaws. To be properly brought before an annual meeting, a nomination must comply with these requirements and include the following information: (1) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant

IP Strategy Holdings, Inc.	5	2026 Proxy Statement

Questions and Answers
to Section 2.5 and Section 2.6 of the Bylaws if such candidate for nomination were a Nominating Person (described below), (2) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (3) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (1) through (3) are referred to as “Nominee Information”), and (4) a completed and signed questionnaire, representation and agreement as provided in Section 2.6(i) of the Bylaws.
The term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any other participant in such solicitation.
In addition to satisfying the foregoing requirements under the Bylaws, including the timelines, to comply with the universal proxy rules, if you intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2027 annual meeting, you must comply with Rule 14a-19 under the Exchange Act, including the applicable notice and solicitation requirements of such rule.

2026 Proxy Statement	6	IP Strategy Holdings, Inc.

Corporate Governance
Corporate Governance Guidelines
The goals of the Board are to build long-term value for our stockholders and to ensure our vitality for our customers, employees, and others who depend on us. The Board has adopted and follows corporate governance practices that the Board and our senior management believe promote these purposes, are sound, and represent best practices. To this end, we have established the following:
•A Code of Conduct and Business Ethics (the "Code of Conduct") that sets forth our ethical principles and applies to all of our directors, officers, employees, contractors, and consultants;
•A Related Person Transaction Policy that applies to all of our directors, officers, and employees; and
•Charters for the Audit, Compensation, Nominating and Corporate Governance, and Technology and Cryptocurrency Committees.
Under the applicable Committee charters, each director has complete access to our management and the Audit Committee and the Compensation Committee have the right to consult and retain independent legal counsel, consultants, and other advisors at our expense. All of the foregoing documents are available on our website at https://ipstrategy.co under “Investors — Governance — Governance Documents.” To satisfy the disclosure requirements of Item 5.05 of Form 8-K, we will post on this website any amendments to the Code of Conduct or waivers of the Code of Conduct for directors and executive officers.
We periodically review our governance practices against requirements of the SEC, the listing standards of The Nasdaq Capital Market (Nasdaq), the laws of the State of Delaware, and practices suggested by recognized corporate governance authorities.
Code of Conduct and Business Ethics
The Board has adopted a Code of Conduct that applies to all of our employees, contractors, and consultants, including our chief executive officer and our chief financial officer and principal accounting officer. Our Code of Conduct is available on our website at https://ipstrategy.co by clicking on “Investors.” If we amend or grant a waiver of one or more of the provisions of our Code of Conduct, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Conduct that apply to our principal executive officer, financial and accounting officers by posting the required information on our website within four business days of such amendment or waiver. The information on our website is not part of this Proxy Statement.
The Board of Directors, management, and all employees of the Company are committed to implementing and adhering to the Code of Conduct. Therefore, it is up to each individual to comply with and follow the Code of Conduct. If an individual is concerned that there has been a violation of the Code of Conduct, such individual may report the concern in good faith to his or her superior. While a record of such reports will be kept confidential by the Company for purposes of investigation, the report may be made anonymously and no individual making such a report will be subject to any form of retribution.
Director Independence
As of the Record Date, five of our directors were considered independent, two were members of our management (Mr. Stiefel, our Chief Executive Officer, and Mrs. Stiefel, our President) and one was a consultant (Mr. Varga). The Board has determined that five of our directors serving on the Board meet the Nasdaq and SEC standards for independence and that all members of the Audit Committee meet the heightened independence standards required for Audit Committee members under Nasdaq and SEC standards. Only independent directors may serve on the Audit, Compensation, and Nominating and Corporate Governance Committees.
In determining the independence of our directors, the Board affirmatively determines whether a non-employee director has a relationship that would interfere with that director’s exercise of independent judgment in carrying out the responsibilities of being a

IP Strategy Holdings, Inc.	7	2026 Proxy Statement

Corporate Governance
director. In making that decision, the Board is informed of the Nasdaq and SEC rules that disqualify a person from being considered independent, considers the responses from each director in an annual questionnaire, and reviews the applicable standards with each Board member.
Risk Oversight
The Board oversees the risk management activities designed and implemented by our management. The Board executes its oversight responsibility for risk management both directly and through its committees. The full Board also considers specific risk topics, including risks associated with our strategic plan, business operations, and capital structure. In addition, the Board regularly receives detailed reports from members of our senior management and other personnel that include assessments of and potential mitigation for the risks and exposures involved in their respective areas of responsibility.
The Board has delegated to the Audit Committee primary responsibility for the oversight of our risk management process. The other Board committees, however, also consider and address risks and risk management as they perform their respective committee responsibilities. All committees report to the full Board as appropriate, including when a matter rises to the level of material or enterprise risk.
Communications with Directors
Individuals may communicate with the Board by contacting: Secretary to the Board of Directors, 9668 Bujacich Road, Gig Harbor, Washington 98332, e-mail: stockholder.info@heritagedistilling.com.
This correspondence is provided to all directors. In accordance with instructions from the Board, the Secretary to the Board reviews all correspondence, organizes the communications for review by the Board, and provides communications to the full Board or to individual directors, as appropriate. Certain items that are unrelated to the Board’s duties, such as spam, junk mail, mass mailings, solicitations, resumes, and job inquiries, are not provided.
Communications that are intended specifically for the Chair, independent directors, or the non-employee directors should be sent to the e-mail address or street address noted above, to the attention of the Chair.
Board Qualifications
The criteria for Board membership as adopted by the Board include a person’s integrity, knowledge, judgment, skills, expertise, collegiality, diversity of experience, and other time commitments (including positions on other company boards) in the context of the then-current composition of the Board. The Board has not adopted a specific set of minimum qualifications that are necessary for a nominee to possess. As a matter of practice, the Nominating and Corporate Governance Committee (the "NCG Committee") considers diversity in the context of the Board as a whole and considers the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of current and prospective directors to facilitate Board deliberations that reflect a broad range of perspectives. The NCG Committee is responsible for assessing the appropriate balance of skills brought to the Board by its members and ensuring that an appropriate mix of specialized knowledge (e.g., financial, industry, or technology) is represented on the Board.
Once the NCG Committee has identified a potential director nominee, the NCG Committee, in consultation with the Chief Executive Officer, evaluates the prospective nominee against the specific criteria that the Board has established. If the NCG Committee determines to proceed with further consideration, then members of the NCG Committee, the Chief Executive Officer, and other members of the Board, as appropriate, interview the prospective nominee. After completing this evaluation and interview, the NCG Committee makes a recommendation to the full Board, which makes the final determination whether to appoint the new director.
The NCG Committee will consider candidates for director recommended by stockholders and will evaluate those candidates using the criteria set forth above.

2026 Proxy Statement	8	IP Strategy Holdings, Inc.

Corporate Governance
Diversity of the Board
While we do not have a stand-alone diversity policy, in considering whether to recommend any director nominee, including candidates recommended by stockholders, we believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities. When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of our director nominees’ individual biographies set forth below. We believe that our directors and director nominees will provide an appropriate mix of experience and skills relevant to the size and nature of our business.
The Board expects a culture of ethical business conduct. The Board encourages each member to conduct a self-review to determine if he or she is providing effective service to the Company and our stockholders. Should it be determined that a member of the Board is unable to effectively act in the best interests of our stockholders, such member is encouraged to resign.
Director Nominations
The NCG Committee will consider candidates for director recommended by stockholders so long as the recommendations comply with the Third Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) and Bylaws and applicable laws, rules, and regulations, including those promulgated by the SEC. The NCG Committee will evaluate such recommendations in accordance with its charter, the Bylaws, and the regular nominee criteria described above. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section above entitled "Questions and Answers - How do I recommend a director nominee?"
Attendance at Annual Meeting
All members of the Board are encouraged to attend our annual meetings of stockholders. All directors serving at the time of the 2025 annual meeting were in attendance.
Related-Party Transaction Policy
Our Audit Committee has the primary responsibility for reviewing and approving or ratifying transactions with related parties. The Audit Committee has adopted a formal Related-Party Transaction Policy, pursuant to which the Audit Committee reviews all transactions that involve more than $120,000 when aggregated with all similar transactions in which we and each of our executive officers, directors (including director nominees), and stockholders owning in excess of 5% of any class of our common stock or their immediate family members are participants. The Audit Committee must approve or ratify any covered related-party transaction for it to be consummated or continue.
The Audit Committee reviews these related-party transactions as they are identified and reported to it by management. The Audit Committee also reviews materials prepared by the Board and our executive officers to determine whether any related-party transactions have occurred that have not been reported. In reviewing any related-party transaction, the Audit Committee considers all relevant facts and circumstances, including the aggregate dollar value of the transaction, the related party's relationship to the Company and interest in the transaction, and the benefits to the Company of the transaction. The Audit Committee determines, in its discretion, whether the proposed transaction is in the best interests of the Company and our stockholders.
Board Leadership Structure
The Bylaws provide the Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of the Company. Justin B. Stiefel currently serves as our Chief Executive Officer and Chairman of the Board.

IP Strategy Holdings, Inc.	9	2026 Proxy Statement

Corporate Governance
As Chairman of the Board, Mr. Stiefel’s key responsibilities include facilitating communication between the Board and management, assessing management’s performance, managing board members, preparation of the agenda for each board meeting, acting as chair of Board meetings and meetings of the Company’s stockholders, and managing relations with stockholders, other stakeholders, and the public.
We will continue to take steps to ensure that adequate structures and processes are in place to permit the Board to function independently of management. The directors are able to request at any time a meeting restricted to independent directors for the purpose of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is required. Further, at the conclusion of each regular or special meeting of the Board, the Chairman inquires of the independent members of the Board if they wish to meet in executive session. Minutes of the executive session are filed with the minutes of the Board but sealed unless corporate action is taken.
Committees of the Board of Directors
The standing committees of the Board consist of an audit committee, a compensation committee, a nominating and corporate governance committee, and a technology and cryptocurrency committee. Each of the committees reports to the Board as they deem appropriate and as the Board may request. Each of the committees listed above has a committee charter setting out the mandate of such committee, including the responsibilities of the chair of such committees.
The composition, duties, and responsibilities of these committees are set forth below.
AUDIT COMMITTEE
The Audit Committee is responsible for, among other matters:
•appointing, retaining, and evaluating our independent registered public accounting firm and approving all services to be performed by them;
•overseeing our independent registered public accounting firm’s qualifications, independence, and performance;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; and
•reviewing and approving related person transactions.
Our Audit Committee consists of three of our directors, Messrs. Smith and Jun and Dr. Trevan, each of whom meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 under the Exchange Act and the Nasdaq rules. Mr. Smith serves as chairman of the Audit Committee. The Board has determined that Mr. Smith qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K under the Securities Act. The Board has adopted a written charter for the Audit Committee, which is available on our corporate website at https://ipstrategy.co under "Investors — Governance — Governance Documents."
COMPENSATION COMMITTEE
The Compensation Committee is responsible for, among other matters:
•reviewing key employee compensation goals, policies, plans, and programs;
•reviewing and approving the compensation of our directors, chief executive officer, and other executive officers;
•producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC;

2026 Proxy Statement	10	IP Strategy Holdings, Inc.

Corporate Governance
•reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and
•administering our stock plans and other incentive compensation plans.
Our Compensation Committee consists of three of our directors, Drs. Trevan and Wensel and Mr. Swann, each of whom meets the definition of “independent director” under the rules of Nasdaq and the definition of non-employee director under Rule 16b-3 promulgated under the Exchange Act. Dr. Trevan serves as chairman of the Compensation Committee. The Board has adopted a written charter for the Compensation Committee, which is available on our corporate website at https://ipstrategy.co under "Investors — Governance — Governance Documents."
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Our Nominating and Corporate Governance Committee is responsible for, among other matters:
•determining the qualifications, qualities, skills, and other expertise required to be a director and developing and recommending to the board for its approval criteria to be considered in selecting nominees for director;
•identifying and screening individuals qualified to become members of the Board, consistent with criteria approved by the committee and the Board;
•overseeing the organization of the Board to ensure that the duties and responsibilities of the Board are discharged properly and efficiently;
•reviewing the committee structure of the Board and the composition of such committees and recommending directors for appointment to each committee together with recommendations for the Chairs of such committees; and
•identifying best practices for the Board’s discharge of its duties and responsibilities including policies and principles that ensure good governance throughout the enterprise.
Our Nominating and Corporate Governance Committee consists of three of our directors, Messrs. Jun, Smith, and Swann, each of whom meets the definition of “independent director” under the rules of Nasdaq. Mr. Jun serves as chairman of the Nominating and Corporate Governance Committee. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our corporate website at https://ipstrategy.co under "Investors — Governance — Governance Documents."
TECHNOLOGY AND CRYPTOCURRENCY COMMITTEE
Our Technology and Cryptocurrency Committee is responsible for, among other things,
•evaluating our current use of technology, including security protocols, selection of software and vendors, and safeguarding of data and information;
•evaluating new technology that may be able to create efficiencies for our processes, improve sales or revenue opportunities, allow us to reach new customers or otherwise improve our overall operations;
•monitoring and making recommendations to the full Board regarding our Cryptocurrency Treasury Reserve Policy, including policies regarding accepting, acquiring, holding, using, and disposing of such cryptocurrency and other developments related to such policy and the implementation of the same;
•creating recommendations for our use of artificial intelligence in our processes to advance the business; and
•developing new strategies for us to grow the enterprise as new technological opportunities arise.
Our Technology and Cryptocurrency Committee consists of four of our directors, Mr. Swann and Dr. Trevan, each of whom meets the definition of “independent director” under the rules of Nasdaq, and Messrs. Varga and Stiefel. Mr. Swann serves as chairman of the Technology and Cryptocurrency Committee. The Board has adopted a written charter for the Technology and Cryptocurrency Committee, which is available on our corporate website at https://ipstrategy.co under "Investors — Governance — Governance Documents."

IP Strategy Holdings, Inc.	11	2026 Proxy Statement

Director Compensation
The following discussion describes the significant elements of the compensation program for members of the Board and its committees. The compensation of our directors is designed to attract and retain committed and qualified directors and to align their compensation with the long-term interests of our stockholders. Directors who are also executive officers (each, an “Excluded Director”) are not be entitled to receive any compensation for his or her service as a director, committee member or Chairman of the Board or of any committee of the Board.
CASH COMPENSATION
Under our director compensation program, we pay each non-employee director a cash fee, payable quarterly, of $40,000 per year for service on the Board. However, as discussed under “Director Compensation Table” below, due to cash constraints, with the approval of the Board we did not pay to our non-employee directors the full cash fee to which they were entitled under our director compensation program.
Committee Fees. If a non-employee director is designated to participate on a committee of the Board as either a chairperson or non-chairperson member, such director is entitled to compensation in addition to the cash fee, payable quarterly, in accordance with the following table:

Committee	Chair	Member
Audit Committee	$5,000/qtr	$2,500/qtr
Compensation Committee	$5,000/qtr	$2,500/qtr
Nominating and Corporate Governance Committee	$5,000/qtr	$2,500/qtr
Technology and Cryptocurrency Committee	$5,000/qtr	$2,500/qtr
Directors serving as chair of a committee only earn the fee associated with their work as Chair; they are not eligible to earn both the Chair fee and the Member fee for their work on the same committee.
EQUITY AWARDS
•One-Time Initial RSU Award. Each newly appointed non-employee director receives a one-time initial restricted stock unit (“RSU”) award for shares of our common stock, which shares vest in arrears in two equal tranches on the first and second anniversaries of service on the Board. The amount of awards is set by the Board.
•One-Time Initial Stock Option Grant (optional). In addition to the one-time initial RSU award, each non-employee director shall also be eligible to receive a one-time initial grant of stock options, each in an amount designated by the Board, from any equity compensation plan approved by the Compensation Committee of the Board.
•Annual Grant Eligibility. The Board, pursuant to the 2024 Plan, shall develop the award type, eligibility amount, and vesting schedule of awards to be granted to non-employee directors on an annual basis for continued service, concurrent with the annual stockholder meeting.
•Retaining Awards. Directors who receive such awards for their service on the Board will be entitled to keep the vested grants for the year pro rata up to the date of a “qualified event.” A “qualified event” includes (i) death, (ii) incapacitation from which the director is not likely to return, (iii) removal other than for cause, (iv) resignation, (v) voluntarily electing not to stand for re-election, or (vi) not being nominated for election to the board for an additional term. In the case of (v) and (vi), the last date shall be the date on which the new director’s term begins.
LIMIT ON DIRECTOR AWARDS
The maximum value of awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid during the fiscal year to the non-employee director in respect of the director’s service as a member of the Board of Directors during such year (including service as a member or chair of any committees of the Board), shall be established by the administrator

2026 Proxy Statement	12	IP Strategy Holdings, Inc.

Director Compensation
for any calendar year, although the Board of Directors may, in its discretion, make exceptions to any such limits in extraordinary circumstances.
REIMBURSEMENT
In addition to such compensation, we will reimburse each non-employee director for all preapproved expenses within 30 days of receiving satisfactory written documentation setting out the expense actually incurred by such director. These include reasonable transportation and lodging costs incurred for attendance at any meeting of the Board.
Director Compensation Table
The following table sets forth the aggregate non-employee director compensation earned for services for the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Troy Alstead(2)	$70,000	$54,060	—	$124,060
Christopher (Toby) Smith	$69,500	$53,000	—	$122,500
Matthew J. Swann	$80,000	$54,060	—	$134,060
Eric S. Trevan, Ph.D.	$80,000	$53,000	—	$133,000
Andrew Varga	$50,000	$54,060	—	$104,060
Jeffery Wensel, M.D., Ph.D.	$50,000	$53,000	—	$103,000
(1)The amounts reported represent the grant date fair value of restricted stock units, computed in accordance with FASB ASC Topic 718, based on the Company’s stock price of $0.53 on the date of grant. All such awards vested on the grant date.
(2)Mr. Alstead resigned from the Board on April 14, 2026.
Additionally, on April 1, 2023, we entered into a consulting agreement with AV Train Consulting, LLC (“AV Train”), an entity wholly owned by Andrew Varga, a director, pursuant to which Mr. Varga agreed to act as our Acting Chief Revenue Officer and provide other related sales, marketing and strategic planning services. In exchange for the provision of such services, we paid AV Train an amount equal to $12,500 per month. The consulting agreement was entered into on a month-to-month basis.

IP Strategy Holdings, Inc.	13	2026 Proxy Statement

Ownership of Common Stock
Certain Beneficial Owners and Management
The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 28, 2026 by:
•each person known by us to be a beneficial owner of more than 5% of our outstanding common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all directors and executive officers as a group.
The amounts and percentages of common stock beneficially owned are reported based on regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after April 28, 2026. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. We are not aware of any of our stockholders that, as of April 28, 2026, beneficially owned more than 5% of our common stock.
In the table below, the beneficial ownership of our common stock is calculated based upon 544,547 shares of common stock outstanding as of April 28, 2026. Unless otherwise noted below, the address of the persons listed on the table is c/o IP Strategy Holdings, Inc., 9668 Bujacich Road, Gig Harbor, Washington 98332.

	Shares Beneficially Owned
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class (%)(1)
Named Executive Officers and Directors
Justin B. Stiefel	12,590	(2)	2.31%
Jennifer D.H. Stiefel	1,319	(3)	*
Michael Carrosino	3,081	(4)	*
Beth A. Marker	395		*
Danielle B. Perkins	393		*
Brian C. Jun	-		*
Christopher H. (Toby) Smith	261		*
Matthew J. Swann	298	(5)	*
Eric S. Trevan, Ph.D.	268		*
Andrew M. Varga	1,136	(6)	*
Jeffrey P. Wensel, M.D., Ph.D.	378		*
Executive Officers and Directors as a Group (11 persons)	20,119		3.69%
* less than 1%.
(1) The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our capital stock outstanding. To calculate a stockholder’s percentage of beneficial ownership, we include in the denominator the common stock outstanding and in the numerator all shares of our common stock issuable to that person in the event of the exercise of outstanding options and other derivative securities owned by that person that are exercisable or will come into existence within 60 days of April 28, 2026. Common stock options and derivative securities held by other stockholders are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among our stockholders may differ. Unless we have indicated otherwise, each person named in the table has sole

2026 Proxy Statement	14	IP Strategy Holdings, Inc.

Ownership of Common Stock
voting power and sole investment power for the shares listed opposite such person’s name. All share amounts have been adjusted to reflect the 1-for-20 reverse stock split of our common stock that was effected on April 23, 2026.
(2) Represents beneficial ownership of 2,854 shares of common stock, 4 shares held in Mr. Stiefel’s IRA account, 8,274 shares held by Constantine IHSV, LLC, of which Mr. Stiefel is the managing member, and 1,458 shares issuable upon the vesting of RSUs within 60 days of April 28, 2026. Mr. Stiefel disclaims beneficial ownership of the shares held by Ms. Stiefel.
(3) Represents beneficial ownership of 1,111 shares of common stock and 208 shares of common stock issuable upon the vesting of RSUs within 60 days of April 28, 2026. Ms. Stiefel disclaims beneficial ownership of the shares held by Mr. Stiefel.
(4) Represents beneficial ownership of 1,846 shares of common stock and 1,235 shares of common stock issuable upon the vesting of RSUs within 60 days of April 28, 2026.
(5) Represents beneficial ownership of 297 shares of common stock and 1 share of common stock issuable upon the exercise of options that may be exercised within 60 days of April 28, 2026.
(6) Represents beneficial ownership of 386 shares of common stock and 750 shares of common stock held in Mr. Varga’s IRA account.
Insider Trading Policy; Prohibition on Hedging and Stock Pledging
Our insider trading policy states that, except for trades pursuant to approved Rule 10b5-1 plans, directors, officers, and employees may not trade in the Company’s securities while possessing material nonpublic information concerning the Company or trade in the Company’s securities outside of the applicable trading windows. Our insider trading policy further states that directors, officers, and employees may not purchase or sell puts or calls to sell or buy our common stock, engage in short sales, put options, call options, or any other hedging transactions with respect to our common stock, or buy our common stock on margin or pledge shares of our common stock. Except for trades pursuant to approved Rule 10b5-1 plans, our policy restricts trading in the Company’s securities by directors, officers, and employees to open window periods following the widespread public release of our quarterly and annual financial results.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that our directors, executive and other specified officers, and greater-than-10% stockholders file reports with the SEC on their initial beneficial ownership of our common stock and any subsequent changes. They must also provide us with copies of the reports.
We are required to tell you in this Proxy Statement if we know about any failure to report as required. We reviewed copies of all reports furnished to us and obtained written representations that no other reports were required. Based solely on this review, we believe that all of the reporting persons complied with their filing requirements for 2025, except that: (i) Matthew Swann, a director, failed to timely file one Form 4 reporting one transaction (relating to derivative securities); (ii) Justin Stiefel, our Chairman and Chief Executive Officer, and Jennifer Stiefel, our President, each failed to timely file one Form 4 reporting two transactions (relating to derivative securities); and (iii) Michael Carrosino, our Chief Financial Officer, failed to timely file two Forms 4 reporting two transactions (relating to derivative securities), in each case due to inadvertent administrative error. All such reports have since been filed.

IP Strategy Holdings, Inc.	15	2026 Proxy Statement

PROPOSAL ONE - DIRECTOR PROPOSAL
Election of Directors
The Bylaws provide that the Board shall consist of no less than five members, with the exact number of members to be fixed from time to time by resolution of the Board. Following the resignation of Troy Alstead, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, appointed Mr. Jun as a director of the Company effective as of April 14, 2026, to fill the resulting vacancy. In accordance with the terms of the Certificate of Incorporation and Bylaws, the Board is divided into three classes, Class I, Class II, and Class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class are eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. As of April 28, 2026, our three Class II directors on the Board serve with terms ending at the 2026 Annual Meeting. The Board has nominated Ms. Stiefel and Messrs. Swann and Varga for re-election to the Board, each to hold office until the annual meeting of stockholders in 2029.
We know of no reason why any nominee would be unable to serve as a director. If any nominee becomes unable to serve, your proxy may vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his or her term, or the Board increases the number of directors, then the Board may fill the vacancy.
Director Nominee Biographies
The following is a brief biographical summary of the experience of our director nominees:

Matthew J. Swann AGE: 55 DIRECTOR SINCE: 2025
Matthew J. Swann was appointed to the Board of Directors on January 6, 2025. Mr. Swann is a Strategic Advisor and Chief Technology Officer (CTO) with decades of experience in the technology industry, specializing in cloud computing, fintech and digital payments and technology transformation. Since October 2025, Mr. Swann has been Chief Digital Officer for the House of Doge, the official corporate arm of the Dogecoin Foundation. Since January 2023, Mr. Swann has been the President of Foo Services, a technology consulting firm. From March 2021 to February 2023, he served as CTO at NuBank (NYSE: NU), one of the world’s largest digital financial services platforms, where he drove innovation, growth and strategy across product and platform development. From 2018 to March 2021, he served as CTO of Booking.com (NASDAQ: BKNG), an online travel agency. Before Booking.com, he held senior-level technology positions with several international companies, including establishing and overseeing all international digital payment platforms as a Vice President at Amazon (NASDAQ: AMZN) for nearly a decade, serving as CTO for StubHub, and serving as Chief Information Officer for Citibank (NYSE: C) overseeing its Global Consumer Bank, Cards, Payments and Digital divisions. Recently, Mr. Swann served as a Director at Payfare Inc. (TSE: PAY), where he supported digital innovation and transformation strategies prior to the company's sale to a third party. He currently serves as a non-executive Director at Thredd Payments, a London-based fintech firm. He received a Bachelor of Science degree, Computer Information Systems, from Arizona State University.

2026 Proxy Statement	16	IP Strategy Holdings, Inc.

Proposal One

Jennifer D.H. Stiefel AGE: 50 DIRECTOR SINCE: 2011
Jennifer Stiefel is a co-founder of the Company, has been our President and a director since 2011, and Secretary since 2022. She oversees our brand preservation and consumer experience portions of our operations to ensure consistency and excellence throughout. She also is an instrumental part of the executive team focused on growing the Tribal Beverage Network. Prior to our founding, Ms. Stiefel served in the United States Senate as a staff member of the Senate Appropriations Committee. She subsequently taught elementary school in Virginia, acting as team lead for science. In her younger years she worked in her family’s manufacturing business in Alaska, growing up to work in all facets of the company. She holds a BA in Elementary Education from the University of Idaho and a Masters in Instructional Education from Central Michigan University. Ms. Stiefel is a director of several non-profit organizations. Ms. Stiefel is the wife of Justin Stiefel, our Chairman and Chief Executive Officer.

Andrew M. Varga AGE: 60 DIRECTOR SINCE: 2024
Andrew Varga joined the Board of Directors on November 25, 2024, and has served as a consultant to the Company since April 2023. Since June 2015, Mr. Varga has been the founder and principal of AV Train Consulting, a strategy and marketing consulting firm primarily serving the pizza, wine and bourbon industries. From July 2013 to February 2015, Mr. Varga was the President of Zimmerman Advertising, an advertising firm. From September 2009 to July 2013, Mr. Varga served as Senior Vice President and Chief Marketing Officer of Papa John’s International, Inc. (Nasdaq: PZZA). From January 1988 to September 2009, Mr. Varga held various executive positions with Brown-Forman Corporation (NYSE: BF-A; BF-B), a company engaged in the production and distribution of alcoholic beverages, including Jack Daniel’s Tennessee Whiskey and its associated brand extensions, Woodford Reserve and Old Forester. Mr. Varga received a BBA degree from the University of Kentucky and an M.B.A. degree from Queens College.

Other Director Biographies
The following is a brief biographical summary of the experience of our other directors:

Brian C. Jun AGE: 50 DIRECTOR SINCE: 2026
Brian Jun joined the Board of Directors on April 14, 2026. Since March 2026, Mr. Jun has been the Chief Financial Officer of Gurufin Inc., the owner of an institutional-grade stablecoin platform built for cross border payments and foreign exchange. From March 2025 to March 2026, Mr. Jun was a tax advisor to a number of other cryptocurrency companies, including the Company and Story Protocol, and from February 2025 to July 2025, Mr. Jun was an advisor to Andreessen Horowitz, a venture capital company, where he served as a tax consultant to a number of its portfolio companies. From May 2021 to February 2025, Mr. Jun was a Senior Manager – Blockchain and Digital Asset Taxation at Deloitte Tax, LLP, a public accounting firm where he advised leading blockchain and cryptocurrency companies. Mr. Jun received a J.D. and L.L.M. in taxation from Loyola Law School in Los Angeles, California and a B.A. from the University of California at Berkeley.

IP Strategy Holdings, Inc.	17	2026 Proxy Statement

Proposal One

Christopher H. "Toby" Smith AGE: 87 DIRECTOR SINCE: 2022
Christopher H. “Toby” Smith has been a director of the Company since 2022. Mr. Smith is actively engaged in the practice of law in representing both domestic and international corporate clients. At the outset of his career he was a partner of the New York firm of Whitman & Ransom (now Winston & Strawn LLP.) and later served as Of Counsel to the firm of Foley & Lardner. Mr. Smith is licensed to practice law in New York, Connecticut and Washington, D.C. Mr. Smith founded and, since February 1986 has been, an attorney at Alexander, Smith & Company, Inc., a Connecticut-based legal and financial advisory firm. Mr. Smith has served numerous public and private enterprises, nationally and internationally, as Executive Chairman of the Board, Lead Director, Chief Executive Officer, Chief Financial Officer, and General Counsel. Representative experience includes Puma USA, Sylvania International, Escada, London Fog, Medical Staffing Network, Barnes Engineering, Atkins Nutritionals, Thompson Media, and Oneida, Ltd. Mr. Smith also served as Chief Executive Officer of the Wildlife Conservation Society, which is better known as the Bronx Zoo. Mr. Smith is a graduate of Williams College and the Yale Law School. His post-graduate work included clerkships on the United States Court of Appeals in Washington, D.C. and the Supreme Court of Connecticut. He also served as a Fellow of the Organization of American States and studied comparative law in Venezuela.

Justin B. Stiefel AGE: 51 DIRECTOR SINCE: 2011
Justin Stiefel is a co-founder of the Company and has been our Chief Executive Officer and a director since 2011 and Treasurer and Chairman of the Board since 2022. Mr. Stiefel is the driving force behind our focus on consumer-friendly products and experiences and is the creator of the Tribal Beverage Network concept, having worked in 2018 to secure in Congress the repeal of an 1834 statute that prohibited distilling in Indian country. Prior to our founding, Mr. Stiefel served as a top staff member in the United States Senate, first as Deputy Press Secretary, then Legislative Aide, then Chief Counsel to the senior Senator for Alaska, Ted Stevens. He then became one of the youngest Chiefs of Staff in the history of the U.S. Senate for Lisa Murkowski, the junior Senator for Alaska. In 2004, Mr. Stiefel joined the international law firm of Dorsey and Whitney LLP as Of Counsel. Mr. Stiefel later formed his own consulting firm assisting clients, individual businesses and tribes (American Indian, Alaskan Native and Native Hawaiians), with their needs in advancing legislation, regulations and policy initiatives in Washington, DC. Mr. Stiefel holds a BS in Chemical Engineering from the University of Idaho and a Juris Doctor from Catholic University of America, where he graduated in the top ten in his class, Magna Cum Laude. He has also completed coursework at the United States Naval War College, focused on strategic decision making. He has served as a director for several non-profit organizations and sits on the Milgard Executive Counsel at the Milgard School of Business at the University of Washington. Mr. Stiefel is a member of three bar associations, in Washington State, Alaska and Washington, DC. He is active in advocating for legislative modernization in spirits, liquor laws and regulations, including drafting and negotiating legislative and regulatory changes at the state and federal levels on behalf of the craft spirits industry.

2026 Proxy Statement	18	IP Strategy Holdings, Inc.

Proposal One

Eric S. Trevan, Ph.D. AGE: 49 DIRECTOR SINCE: 2022
Eric S. Trevan, Ph.D. has been a director of the Company since 2022. Dr. Trevan has been an Assistant Professor at California State University San Marcos since 2020 and was previously a Visiting Scholar of Innovation, Business and Economic Policy for Tribal Nations at the Evergreen State College from 2016 to 2021. Since January 2019, he has also served as President of Local Solutions, an artificial intelligence (AI) market analytics company. Dr. Trevan is an economist and is regarded as a thought leader on Native economies and economic policy, specializing in complex financial arrangements that mediate public and private regulations, policies and economic resources. Beginning in 2021, Dr. Trevan served as Chairman of Twelve Clans Inc., the sovereign wealth fund of the Ho-Chunk Nation, has served since 2022 on the boards of directors of Gun Lake Investments, the non-gaming investment arm of the Match-E-Be-Nash-She-Wish Band of Pottawatomi Indians, has served since 2022 on the board of directors of Northern Initiatives, a non-profit Community Development Financial Institution, has served since 2017 on the board of directors of the Noo-Kayet Development Corporation, the economic development arm of the Port Gamble S’Klallam Tribe, and has served since 2019 on the board of directors of the Cheyenne and Arapaho Business Development Corporation of the Cheyenne and Arapaho Tribes. Dr. Trevan was formerly a Policy Advisor to the Treasury Tribal Advisory Committee at the U.S. Department of Treasury. Dr. Trevan has a Ph.D. from Arizona State University Watts College of Public Solutions, Community Resources and Development (Local and Native Economies), a Master’s Degree in Administration (Public Administration) from Central Michigan University, and a Bachelor’s Degree in Public Administration/Economics from Western Michigan University. He is a Tribal citizen of the Match-E-Be-Nash-She-Wish Band of Pottawatomi Indians, Gun Lake Tribe in Michigan.

Jeffrey P. Wensel, M.D., Ph.D. AGE: 64 DIRECTOR SINCE: 2017
Jeffery Wensel, M.D., Ph.D. has been a director of the Company since 2017. Dr. Wensel is a practicing neuroradiologist and inventor with multiple patents to his name since 1995. Dr. Wensel’s fascination with distillation and spirits began years before his medical education. He earned his medical degree from the University of Iowa in 1990. Dr. Wensel completed his residency at the University of Arizona and his Neuroradiology Fellowship at the UCLA Medical Center in Los Angeles. For more than the past five years, Dr. Wensel has engaged in the private practice in radiology in Eugene, Oregon and has consulted for other doctors around the U.S. Dr. Wensel is fluent in a Spanish and has functioning knowledge of nine other languages.

Vote Required and Board’s Recommendation
Directors will be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the highest number of "FOR" votes will be elected to the Board, up to the number of directors to be chosen. Abstentions and broker non-votes will be counted for purposes of establishing a quorum but will not be counted as votes cast and, therefore, will have no effect on the outcome of the election. Brokerage firms do not have authority to vote beneficial owners’ shares held by the firms in street name on this proposal. If you do not instruct your broker how to vote, a broker non-vote will occur. Broker non-votes and abstentions will have no effect on this proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal for each nominee.

THE BOARD RECOMMENDS A VOTE “FOR” THE NOMINEES IN THE DIRECTOR PROPOSAL

IP Strategy Holdings, Inc.	19	2026 Proxy Statement

PROPOSAL TWO - INCENTIVE PLAN PROPOSAL
Approval of an Amendment to the 2024 Plan to Increase the Plan’s Shares Available for Issuance
Summary
Our 2024 Equity Incentive Plan, as amended (the “2024 Plan”), was adopted by the Board on November 9, 2024, approved by the stockholders on November 10, 2024, and became effective at the close of the Company's initial public offering on November 25, 2024. On May 30, 2025, the Board approved, and on June 24, 2025, the stockholders approved, an increase in the number of shares reserved for issuance under the 2024 Plan by 2,500,000 shares for a total of 5,000,000 shares. On August 18, 2025, the Board approved, and on September 18, 2025, the stockholders approved, a further increase in the number of shares reserved for issuance under the 2024 Plan by 30,000,000 shares, for a total of 35,000,000 shares. On November 5, 2025, the Company effected a 1-for-20 reverse stock split of our common stock, which, in accordance with the terms of the 2024 Plan, resulted in a proportional reduction in the number of shares available for issuance under the 2024 Plan to 1,750,000 shares, of which 1,498,625 shares remained available for issuance. On April 23, 2026, the Company effected an additional 1-for-20 reverse stock split of our common stock, which resulted in a further proportional reduction in the number of shares available for issuance under the 2024 Plan to 87,500 shares, of which approximately 32,531 shares remain available for issuance. As a result of these reverse stock splits, the number of shares available for issuance under the 2024 Plan has been significantly reduced from the levels previously approved by the Board and the Company’s stockholders, which has substantially limited the Company’s ability to grant equity awards.
On April 27, 2026, the Board approved an amendment to the 2024 Plan (the “Plan Amendment”) to increase the number of shares of common stock we may issue under the 2024 Plan to 500,000 shares (an increase of 412,500 shares). The Compensation Committee approved the Plan Amendment, subject to approval of the Board and the Company’s stockholders, and the Board approved the Plan Amendment, subject to stockholder approval. The Board believes that this increase is necessary to restore an appropriate level of share availability under the 2024 Plan following the impact of the reverse stock splits and to enable the Company to continue to grant equity-based compensation to its service providers in order to motivate and retain such persons and to further align their interests with those of the Company’s stockholders. If the stockholders do not approve the Plan Amendment, the existing 2024 Plan will remain in effect and unchanged. If approved by stockholders, the Plan Amendment will become effective immediately, subject to any restrictions on the issuance of awards under the 2024 Plan due to a lack of available or reserved shares of common stock to underlie such awards.
Reason for the Proposal
As of April 28, 2026, the Record Date for the Annual Meeting, approximately 32,531 shares of common stock remained available for grant under the 2024 Plan. The Company previously increased the number of shares reserved for issuance under the 2024 Plan to 35,000,000 shares through stockholder-approved amendments in June 2025 and September 2025. However, following the Company’s 1-for-20 reverse stock split effected on November 5, 2025 and the additional 1-for-20 reverse stock split effected on April 23, 2026, the number of shares available for issuance under the 2024 Plan was proportionately reduced to 87,500 shares, of which approximately 32,531 shares remain available for issuance. As a result, the share reserve under the 2024 Plan has been reduced by approximately 99.75% from the level previously approved by stockholders. Having an adequate number of shares available for future equity compensation grants is necessary to promote our long-term success and the creation of stockholder value by:
•enabling us to continue to attract and retain the services of key service providers who would be eligible to receive grants;
•aligning participants’ interests with stockholders’ interests through incentives that are based upon the performance of the common stock; and

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Proposal Two
•motivating participants, through equity incentive awards, to achieve long-term growth in our business, in addition to short-term financial performance.
As a result of the reverse stock splits, the number of shares available for issuance under the 2024 Plan has been significantly reduced from the levels previously approved by the Board and stockholders, which has substantially limited the Company’s ability to grant equity awards. Therefore, the Board approved the Plan Amendment to authorize the reservation of up to 500,000 shares of common stock for issuance thereunder, which the Board believes is necessary to restore an appropriate level of share availability under the 2024 Plan following the impact of the reverse stock splits.
To the extent that there are no authorized and unreserved shares of common stock available, the awards underlying the 2024 Plan will not be issuable until such time, and from time to time, as shares of common stock are available to be reserved and in such amounts as are available. Assuming all 500,000 shares become available and are issued under the 2024 Plan, the Company believes that the Plan Amendment will provide a sufficient number of shares to satisfy its equity grant requirements based on the current scope and structure of its equity incentive programs and the rate at which it expects to grant equity awards. The Plan Amendment is intended to provide us with a sufficient number of shares to satisfy our equity grant requirements, based on the current scope and structure of our equity incentive programs and the rate at which we expect to grant stock options, restricted stock, and/or other forms of equity compensation.
When approving the Plan Amendment, the Board considered a number of factors, including those set forth below:
•Alignment with our Stockholders. Achieving superior, long-term results for our stockholders remains one of our primary objectives. We believe that stock ownership enhances the alignment of the long-term economic interests of our employees and our stockholders.
•Attract, Motivate and Retain Key Employees. We compete for employees in a variety of geographic and talent markets and strive to maintain compensation programs that are competitive in order to attract, motivate, and retain key employees. If we are unable to grant equity as part of our total compensation strategy, our ability to attract and retain the talent necessary to operate our business successfully would be significantly harmed.
•Balanced Approach to Compensation. We believe that a balanced approach to compensation, using a mix of salaries, performance-based bonus incentives, and long-term equity incentives (including performance based equity), encourages management to make decisions that favor long-term stability and profitability, rather than short-term results.
•Burn Rate and Dilution. When deciding to adopt the Plan Amendment, the Board evaluated our projected need for equity grants over the next year, our expected burn rate of shares under the 2024 Plan, and the dilutive impact of the proposed share allocation.
Burn rate is the rate at which a company is granting equity awards and is typically measured as the gross number of shares awarded as a percentage of our weighted average shares outstanding. The Company expects a relatively high burn rate consistent with its stage of development. The Board determined that our projected rate of equity compensation usage is reasonable and that, following the Plan Amendment, the 2024 Plan should provide sufficient capacity for the foreseeable future.
In addition, the Board considered whether the potential dilutive effect to stockholders is reasonable. Dilution is typically calculated by adding the number of shares of common stock subject to outstanding awards plus shares of common stock available to grant plus the proposed additional shares, and expressing such sum as a percentage of the total number of diluted outstanding shares of common stock. The Board considered that dilution from the Plan Amendment would be approximately 58% on a fully diluted basis and believes that this is an acceptable amount of dilution from the Plan Amendment.
After carefully considering each of these points, the Board believes the Plan Amendment is essential for our future success and encourages stockholders to consider these points in voting to approve this proposal.
Set forth below is a summary of the 2024 Plan, as amended by the Plan Amendment, which is qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which is included as Appendix A to this Proxy Statement, and the full text of the 2024 Plan as originally approved by the stockholders, a copy of which is included as Exhibit 10.2 to our Annual Report on Form 10-K filed

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with the SEC on April 14, 2026. If there is any inconsistency between the following summary of the 2024 Plan, as amended by the Plan Amendment, and the full text, the full text shall govern.
Key Features of the 2024 Plan, as amended by the Plan Amendment
Certain key features of the 2024 Plan are summarized as follows:
•If not terminated earlier by the Board, the 2024 Plan will terminate on November 9, 2034.
•Up to a maximum aggregate of 500,000 shares of common stock may be issued under the 2024 Plan, as amended. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options (“ISOs”) is also 500,000, subject to availability.
•The 2024 Plan will generally be administered by the Compensation Committee. The Board may also designate a separate committee to make awards to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act.
•Employees, consultants, and members of the Board are eligible to receive awards, provided that the Compensation Committee has the discretion to determine (i) who shall receive any awards, and (ii) the terms and conditions of such awards.
•Awards may consist of ISOs, non-qualified stock options (“NQSOs”), restricted stock, stock appreciation rights (“SARs”), other equity awards, and cash awards.
•Stock options and SARs may not be granted at a per share exercise price below the fair market value of a share of common stock on the date of grant.
•Stock options and SARs may not be repriced or exchanged without stockholder approval.
•The maximum exercisable term of stock options and SARs will not exceed ten years.
•Awards are subject to the Company’s compensation recoupment (clawback) policy, as in effect from time to time.
Background and Purpose of the 2024 Plan
In November 2024, the Board adopted and our stockholders approved the 2024 Plan.
Purpose. The purpose of the 2024 Plan is to encourage and enable our officers, employees, directors, and other key persons (including consultants and prospective employees) upon whose judgment, initiative, and efforts we largely depend for the successful conduct of our business to acquire a proprietary interest in the Company.
Eligibility. Participants in the 2024 Plan may include full or part-time officers, employees, directors, and other key persons (including advisors and consultants) of the Company who are selected to receive awards from time to time by the administrator in its sole discretion.
Administration. The 2024 Plan is administered by the Compensation Committee or, if at any time the Compensation Committee is not in existence, the Board. In addition, to the extent applicable law permits, the Board may delegate any of its authority under the 2024 Plan to another committee or one or more officers, and the Compensation Committee may delegate any of its authority hereunder to one or more officers, except that no such delegation is permitted with respect to awards made to individuals who are subject to Section 16 of the Exchange Act unless the delegation is to another committee consisting entirely of “nonemployee directors” within the meaning of Rule 16b-3 of the Exchange Act. Subject to the provisions of the 2024 Plan, the administrator has the power to administer the plan, including, among other things, the power to select the eligible officers, employees, directors, and other eligible persons to whom awards are granted; to determine the number of shares to be covered by each award; to determine the terms and conditions of any award, and to amend any outstanding award.
Authorized Shares. 2,500,000 shares of our common stock were originally authorized for issuance under the 2024 Plan. Following stockholder-approved increases in June 2025 and September 2025, the number of shares reserved for issuance under the 2024 Plan was increased to 35,000,000 shares. In connection with the Company’s 1-for-20 reverse stock splits effected on November 5, 2025

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Proposal Two
and April 23, 2026, the number of shares reserved for issuance under the 2024 Plan was proportionately reduced to 87,500 shares. All authorized shares may be issued as described below under Types of Awards. The shares available for issuance may be authorized but unissued shares or shares reacquired by us and held in its treasury. The share reserve under the 2024 Plan is depleted by the maximum number of shares, if any, that may be issuable under an award as determined at the time of grant. However, awards that may only be settled in cash (determined at the time of grant) do not deplete the share reserve. As of April 28, 2026, the Record Date for the Annual Meeting, approximately 32,531 shares were available to grant under the 2024 Plan.
If (i) an award lapses, expires, terminates or is cancelled without the issuance of shares, (ii) it is determined during or at the conclusion of the term of an award that all or some portion of the shares with respect to which the award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) shares are forfeited under an award, (iv) shares are issued under any award and we subsequently reacquire them pursuant to rights reserved upon the issuance, (v) an award or a portion thereof is settled in cash, or shares are withheld by us in payment of the exercise price or withholding taxes of an award, then such shares will be recredited to the reserve and may again be used for new awards. However, shares recredited to reserve pursuant to clause (iv) in the preceding sentence may be subject to further restrictions as called for in the 2024 Plan. The payment of dividend equivalents in cash in conjunction with any outstanding awards shall not count against the overall share limit in the 2024 Plan.
Adjustments to Shares. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in our capital stock, the outstanding shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares or other securities, or, if, as a result of any merger, consolidation or sale of all or substantially all of our assets, the outstanding shares are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the administrator will make an appropriate and proportionate adjustment, as permitted or required in (i) the maximum number of shares reserved for issuance under the 2024 Plan; (ii) the number and kind of shares or other securities subject to any then outstanding awards under the 2024 Plan; and (iii) the exercise price for each share subject to any then outstanding stock options. If required, the administrator also may adjust the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the administrator that such adjustment is appropriate to avoid distortion in the operation of the 2024 Plan, subject to the limitations described in the 2024 Plan.
Effect of a Sale Event. Unless otherwise provided in an award or other agreement, upon a “sale event,” if the successor or surviving corporation (or parent thereof) so agrees, then, without the consent of any holder of an award (or other person with rights in an award), some or all outstanding awards may be assumed, or replaced with the same type of award with similar terms and conditions, subject to adjustments described in the 2024 Plan, by the successor or surviving corporation (or parent thereof) in the sale event. A “sale event” is generally defined as (i) any person becoming the beneficial owner of 50% or more of the combined voting power of our then-outstanding securities (subject to exceptions and other limitations described in the 2024 Plan), (ii) our stockholders approving a plan of complete liquidation or dissolution of the Company, (iii) the consummation of (a) an agreement for the sale or disposition of all or substantially all of our assets (other than to certain excluded persons), (b) a merger, consolidation or reorganization of the Company with or involving any other corporation (subject to specified exceptions), or (iv) a change in the majority of the Board that is not approved by a supermajority of the existing board. More detailed descriptions and additional information on limitations relating to each of these sale events are in the 2024 Plan.
If, after a sale event in which the awards are assumed or replaced, the award holder experiences a termination event due to a termination of service without cause, due to death or disability, or a resignation for good reason, in each case within 24 months after a sale event, then the award holder’s awards will become fully vested or deemed earned in full (assuming target performance, if applicable).
To the extent the awards are not assumed or replaced in the sale event, then, (i) each option will become immediately and fully vested and, unless the administrator determines otherwise, will be canceled on the sale event in exchange for a cash payment equal to the excess of the price paid in the sale event over the exercise price of the option as provided in the 2024 Plan, and all options

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with an exercise price equal to or greater than the price paid in the sale event will be canceled for no consideration, (ii) restricted stock and restricted stock units (not subject to performance goals) will be vested in full and settled, along with any accompanying dividend equivalent units, and (iii) all awards subject to performance goals with outstanding performance periods will be canceled in exchange for a cash payment equal to the amount that would have been due under the award if performance had been satisfied at the better of target or the performance trend through the sale event.
Except as otherwise expressly provided in any agreement with an award holder, if the receipt of any payment by an award holder under the circumstances described above would result in the payment by the award holder of any excise tax provided for in Section 280G and Section 4999 of the Code, then the amount of such payment shall be reduced to the extent required to prevent the imposition of such excise tax.
Limit on Director Awards. The maximum value of awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid during the fiscal year to the non-employee director in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall be established by the Board.
Types of Awards. Awards under the 2024 Plan may consist of incentive stock options, non-qualified stock options, restricted stock awards, unrestricted stock awards, restricted stock units, stock appreciation rights or any combination of those awards, or other legal instruments, securities or awards approved by the Compensation Committee of the Board. Some provisions of the 2024 Plan relating to these award types are summarized below.
Stock Options. A stock option is an award entitling the recipient to acquire shares, at such exercise price as determined by the administrator (which may not be lower than the fair market value of the underlying shares on the date of grant) and subject to such restrictions and conditions as the administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationships) and/or achievement of pre-established performance goals and objectives. Stock options granted under the 2024 Plan may be either non-qualified stock options or incentive stock options. Incentive stock options may be granted only to our employees or employees of our subsidiaries and must meet certain requirements specified in the 2024 Plan and the Code. Stock options will become exercisable at such time or times as determined by the administrator at or after the grant date and set forth in the stock option agreement. The administrator may at any time accelerate the exercisability of all or any portion of any stock option.
Restricted Stock. A restricted stock award is a grant (or sale, at such purchase price as determined by the administrator) of shares that are subject to such restrictions and conditions as the administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationships) or achievement of pre-established performance goals and objectives. The terms and conditions of each such agreement shall be determined by the administrator.
Unrestricted Stock. The administrator may grant (or sell at par value or such higher purchase price determined by the administrator) unrestricted shares, in respect of past services, in exchange for cancellation of a compensation right, as a bonus, or any other valid consideration, or in lieu of any cash compensation due to such individual.
Restricted Stock Units and Dividend Equivalent Units. The administrator may grant restricted stock units representing the right to receive a future payment of cash, the amount of which is determined by reference to our shares, shares or a combination of cash and shares. The administrator will determine all terms and conditions of an award of restricted stock units, including but not limited to the number granted, in what form they will be settled, whether performance goals must be achieved for the restricted stock units to be earned, the length of any vesting or performance period and the date of payment, and whether the grant will include dividend equivalent units. The administrator will determine all terms and conditions of an award of dividend equivalent units, including whether payment will be made in cash or shares. However, no dividend equivalent units may be paid for restricted stock units not earned or that do not become vested.
Stock Appreciation Rights. A stock appreciation right entitles a participant (or other individual entitled to exercise the stock appreciation right) to receive from us upon exercise of the exercisable portion of the stock appreciation right an amount determined by multiplying the excess, if any, of the awarded fair market value or fair grant value, as applicable, of one share of common stock on

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Proposal Two
the date of exercise over the exercise price of the stock appreciation right by the number of shares with respect to which the stock appreciation right is exercised, subject to any limitations of the 2024 Plan or that the administrator may impose. A stock appreciation right may be payable in cash, shares of common stock valued at fair market value or a combination of the two, as the administrator may determine or provide in the award agreement. The administrator will establish each option’s and stock appreciation right’s exercise price per share and shall specify the exercise price in the award agreement. Unless otherwise determined by the administrator, the exercise price will not be less than 100% of the fair market value of one share on the grant date of the option or stock appreciation right. In no event shall the option price per share of any option be less than par value per share of our common stock.
Termination of Employment or Service. Except as otherwise provided in any award agreement or an award holder’s employment offer letter, severance letter or services agreement, or as determined by the administrator at the time of the award holder’s termination of employment or service:
•If the termination is for cause, the award holder will forfeit all outstanding awards immediately upon termination and will not be permitted to exercise any stock options following termination.
•If the termination is due to the award holder’s death or disability (when the award holder could not have been terminated for cause), the award holder will forfeit the unvested portion of any award, and any vested stock options will remain exercisable until the earlier of the original stock option expiration date or 12 months from the date of termination, subject to calculating the triggering event that begins the tacking period as called for in the 2024 Plan.
•If the termination was for any reason other than cause, death or disability (when the award holder could not have been terminated for cause), the award holder will forfeit the unvested portion of any award, and any vested stock options will remain exercisable until the earlier of the original stock option expiration date or three months from the date of termination, subject to certain restrictions in the 2024 Plan.
Term of Plan and Plan Amendments. The 2024 Plan will continue until all shares reserved for issuance under it are issued, or, if earlier, until the administrator terminates it as described below. No incentive stock options may be granted after the ten (10) year anniversary of the date of stockholder approval of the 2024 Plan unless the stockholders have approved an extension.
The Board may, at any time, amend, terminate or discontinue the 2024 Plan, except that our stockholders must approve any amendment to the extent approval is required by Section 16 of the Exchange Act, the Code, the listing requirements of any principal securities exchange or market on which our shares are then traded or any other applicable law. In addition, stockholders must approve any amendment to the 2024 Plan that would materially increase the number of shares reserved (except as permitted by the adjustment provisions of the 2024 Plan) or that would diminish the protections afforded by the anti-repricing provisions of the 2024 Plan.
Any termination of the 2024 Plan will not affect the authority of the Board and the administrator to administer outstanding awards or affect the rights of award holders with respect to awards previously granted to them.
Award Amendments, Cancellation and Disgorgement. Subject to the anti-repricing and other requirements of the 2024 Plan, the administrator may modify, amend or cancel any award. However, except as otherwise provided in the 2024 Plan or an award agreement, the consent of the award holder is required for any amendment that materially diminishes the holder’s rights under the award. The 2024 Plan includes exceptions to the consent requirement for actions necessary to comply with applicable law or the listing requirements of securities exchanges, to preserve favorable accounting or tax treatment of any award for the Company or to the extent the administrator determines that an action does not materially and adversely affect the value of the award or is in the best interest of the affected award holder or any other person who has an interest in the award.
The administrator has full power and authority to terminate or cause an award holder to forfeit an award, and require an award holder to disgorge to us, any gains attributable to the award, if the award holder engages in any action constituting, as determined by the administrator in its discretion, cause for termination, or a breach of any award agreement or any other agreement between the award holder and us or one of our affiliates concerning noncompetition, non-solicitation, confidentiality, trade secrets, intellectual property, non-disparagement or similar obligations. In addition, any awards granted pursuant to the 2024 Plan, and any

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Proposal Two
shares issued or cash paid pursuant to an award, will be subject to the Company’s compensation recoupment (claw-back) policy, as in effect from time to time, or any recoupment or similar requirement otherwise made applicable to us by law, regulation or listing standards.
Repricing and Backdating Prohibited. Notwithstanding anything in the 2024 Plan to the contrary, and except for the adjustments provided for in the 2024 Plan, neither the administrator nor any other person may (i) amend the terms of outstanding stock options to reduce the exercise or grant price of such outstanding stock options; (ii) cancel outstanding stock options in exchange for stock options with an exercise or grant price that is less than the exercise or grant price of the original stock options; or (iii) cancel outstanding stock options with an exercise or grant price above the current fair market value of a share in exchange for cash or other securities. In addition, the administrator may not make a grant of a stock option with a grant date that is effective prior to the date the administrator takes action to approve the award.
Consequences of Failing to Approve the Proposal
If the amendment to increase the number of shares reserved for issuance under the 2024 Plan is not approved by stockholders, the 2024 Plan will continue in full force and effect in accordance with its terms. Give the limited number of shares currently available for issuance under the 2024 Plan following the reverse stock splits, we may elect to provide compensation through other means, such as cash-settled awards or other cash compensation, to assure that we and our affiliates can attract and retain qualified personnel. In addition, to the extent the Company does not have sufficient shares available under the 2024 Plan to settle outstanding or future awards, the Company may be required to satisfy such obligations through alternative forms of compensation, including cash compensation.
Vote Required and Board's Recommendation
Approval of the Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, provided a quorum is present. For this purpose, abstentions and broker non-votes will not be counted as votes cast and will therefore have no effect on the outcome of the vote. Only votes “FOR” and “AGAINST” the proposal will be considered in determining whether the proposal has received the requisite affirmative vote. Brokerage firms do not have discretionary authority to vote shares held in street name on this proposal. If you do not provide your broker with voting instructions, your shares will not be voted on this matter, resulting in a broker non-vote. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE INCENTIVE PLAN PROPOSAL

2026 Proxy Statement	26	IP Strategy Holdings, Inc.

PROPOSAL THREE - AUDITOR PROPOSAL
Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of the Board has appointed, and as a matter of good corporate governance is requesting ratification by the stockholders of the appointment of, CBIZ CPAs P.C. ("CBIZ") as the independent registered public accounting firm to audit our consolidated and combined financial statements for the year ending December 31, 2026. If the appointment is not ratified by our stockholders, the Audit Committee will reconsider its selection of CBIZ. Even if the appointment is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. During 2025, CBIZ served as our independent registered public accounting firm and also provided certain other audit-related and tax services. See “Principal accounting fees and services” below and “Audit Committee Report” on page 33. Representatives of CBIZ are expected to participate in the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.
Principal Accounting Fees and Services
The following table shows the fees paid or accrued by the Company for 2025 and 2024.

	2025	2024
Audit Fees	$427,807	$ 491,316
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
In accordance with its written charter, the Audit Committee is responsible for the pre-approval of all audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may also delegate this authority to the Chairman of the Audit Committee.
The Audit Committee approved all of the fees above.
Pre-Approval Policies and Procedures
All audit, tax, and other services to be performed for us by our independent auditors must be pre-approved by the Audit Committee. The Audit Committee reviews the description of the services and an estimate of the anticipated costs of performing those services. Services not previously approved cannot commence until such approval has been granted. Pre-approval usually is granted at regularly scheduled meetings. If unanticipated items arise between meetings of the Audit Committee, the Audit Committee has delegated approval authority to the Chairman of the Audit Committee, in which case the Chairman communicates such pre-approvals to the full Audit Committee at its next meeting.
Vote Required and Board's Recommendation
Approval of the Auditor Proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders present or represented by proxy and entitled to vote on the proposal. Under New York Stock Exchange rules, this is considered a routine matter, and brokers may exercise discretionary authority to vote on this proposal if no instructions are provided by the beneficial owner. Accordingly, broker non-votes are not expected. Abstentions will not be counted as votes cast and will therefore have no effect on the outcome of the vote. You may vote "FOR," "AGAINST," or "ABSTAIN" on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE AUDITOR PROPOSAL

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Executive Officers
The following table provides information regarding our executive officers as of April 28, 2026:

Name	Age	Position(s)
Justin B. Stiefel	51	Chairman of the Board, Chief Executive Officer, and Treasurer
Jennifer D.H. Stiefel	50	Director, President, and Secretary
Michael Carrosino	65	Executive Vice President of Finance and Chief Financial Officer
Beth A. Marker	65	Senior Vice President of Tribal Partnerships
Danielle B. Perkins	36	Senior Vice President of Wholesale Operations
Biographical information for Justin B. Stiefel and Jennifer D.H. Stiefel as set forth in the section entitled "Proposal One - Director Proposal - Other Director Biographies."
Michael Carrosino has served as our Executive Vice President of Finance and Chief Financial Officer since November 25, 2024. Prior to that, he served as Executive Vice President of Finance and Acting Chief Financial Officer from June 2023 to November 2024. Mr. Carrosino is a veteran Finance and Operations executive with over 40 years of experience across multiple public and private industries. Mr. Carrosino’s functional experience is broad in the areas of Accounting, FP&A, Human Resources, and Operations and includes multiple acquisitions and divestitures, fundraisings, restructurings and other strategic events. Since January 2017, Mr. Carrosino held several independent fractional/interim chief financial officer consulting roles through CFO Selections, a provider of fractional chief financial officer and controller services, and related recruiting and placement. While with CFO Selections, Mr. Carrosino provided fractional chief financial officer services for several companies in various industries, including: Foss Maritime (marine services); The Space Needle (tourism and hospitality); Oberto Brands (consumer meat snacks); and Concure Oncology (cancer treatment). Mr. Carrosino has served on a number of nonprofit Boards, including Treasurer and Director of Festa Italiana (since 1989); Treasurer and Board Member of Whim W’him Dance Company (2009 to 2012); and Trustee of Seattle Yacht Club (2019 to 2022). Mr. Carrosino is a CPA-inactive (State of WA). He received a B.A. degree in Humanities in 1980 and a B.A. degree in Business Administration — Accounting in 1981 from Seattle University.
Beth A. Marker has served as our Senior Vice President of Tribal Partnerships since January 1, 2026. From December 31, 2025 to when she joined the Company in 2017, she served as our Senior Vice President of Retail Operations, including developing our Tribal Beverage Network project. With decades of experience in field sales, project management and marketing, she built an extensive career launching new products and brand assets on a national level. Prior to joining the Company, she held various executive positions within the cosmetic and fragrance industry at both Revlon and Lancôme before joining Nordstrom in product development. After relocating to the Cascade foothills of central Washington, Ms. Marker joined Safeway where she further honed her skills in brand affinity and consumer loyalty. She grew up on her generational family farm in Indiana and holds a BS in Fine Arts Administration from Butler University.
Danielle B. Perkins has served as our Senior Vice President of Wholesale Operations since February 2024 and has been with the Company since 2018. She brings 14 years of experience in the alcohol industry and oversees wholesale sales and distribution, including managing our wholesale sales team and contractors, setting goals and targets for our sales team and our distribution partners, overseeing the data resulting from wholesale sales and then reporting on the same to management. Ms. Perkins previously held the roles of Regional Vice President of Sales — West and Vice President of Control States. During this time, she has overseen expansion, distribution and sales in over 20 states for the Company and our brands. Before joining the Company, Ms. Perkins worked as a Sales Manager with New Holland Brewing Company, managing spirit sales and distributor partners in the Midwest. She began her career in the beverage industry working on-premises as a Beverage Director in Chicago, IL. She holds a BA in Musical Theatre from Columbia College Chicago.

2026 Proxy Statement	28	IP Strategy Holdings, Inc.

Executive Compensation
Summary Compensation Table
The following table provides certain summary information concerning compensation awarded to, earned by or paid to any individual who served as chief executive officer at any time during the year ended December 31, 2025 and each other person who was serving as an executive officer of the Company at the end of such year whose total compensation exceeded $100,000. These individuals are referred to in this Proxy Statement as the named executive officers ("NEOs"). For each executive officer who also served as a director of our private company prior to our initial public offering, we have included in such compensation any compensation earned as stock awards and deferred and accrued cash fees for service as a director. The table below sets forth the annual compensation earned by our NEOs for the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary(1)	Bonus(1)	Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation(3)	Total
Justin B. Stiefel Chief Executive Officer and Treasurer	2025	$159,360	—	$150,042	—	—	$154,905	$464,307
	2024	$135,160	—	$168,000	—	—	$9,167	$312,327
Jennifer D.H. Stiefel President and Secretary	2025	$164,388	—	$139,804	—	—	$134,677	$438,869
	2024	$139,367	—	$168,000	—	—	$9,167	$316,534
Michael Carrosino Executive Vice President, Finance and Chief Financial Officer	2025	$215,116	—	$223,892	—	—	$203,875	$642,883
	2024	$210,674	—	—	—	—	—	$210,674
Beth A. Marker Senior Vice President, Retail Operations	2025	$168,521	—	$51,719	—	—	$21,717	$241,957
	2024	$175,639	—	$6,000	—	—	—	$181,639
Danielle B. Perkins Senior Vice President, Wholesale	2025	$134,808	—	$59,874	—	—	$79,978	$274,660
	2024	$163,215	—	$10,000	—	—	—	$173,215
(1)    Does not include deferred compensation from 2023 through 2025 that will be paid in 2026, as follows:
•$20,576 to Justin Stiefel
•$20,076 to Jennifer Stiefel;
•$64,895 to Michael Carrosino.
(2)    Represents the aggregate grant date fair value of RSUs granted to the executive officer during the applicable fiscal year, computed in accordance with FASB ASC Topic 718. These amounts do not reflect the actual value that will eventually be realized by the executive officer at the time the award becomes vested.
(3)    In 2025, “All Other Compensation” consists of 2023 and 2024 deferred compensation paid in 2025 and obligations associated with the settlement of RSUs that vested and settled in 2025. In 2024, “All Other Compensation” consisted of deferred compensation payable for service as a director. Fees were paid out following the closing of our November 2024 initial public offering. Since the closing of our initial public offering, employee directors are no longer eligible to receive compensation for service on the Board.

IP Strategy Holdings, Inc.	29	2026 Proxy Statement

Executive Compensation
Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2025.

		Option Awards				Stock Awards
Name	Option/Stock Award Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Justin B. Stiefel	10/1/2025	—	—	—	—	8,750(2)	$2,779,350(6)
Jennifer D.H. Stiefel	10/1/2025	—	—	—	—	1,250(3)	$397,050(6)
Michael Carrosino	10/1/2025	—	—	—	—	625(4)	$198,525(6)
	12/18/2025	—	—	—	—	6,665(5)	$447,888(7)
(1)    The number of shares and units, as well as the grant date fair value per share, reflected in this table have been retroactively adjusted to give effect to the Company’s 1-for-20 reverse stock split effected on November 5, 2025 and April 23, 2026.
(2)    Of these RSUs, 2,916 vested on February 2, 2026, and 1,458 will vest on May 2, 2026, 1,458 on August 2, 2026, 1,458 on November 2, 2026, and 1,459 February 2, 2027, subject to continued service.
(3)    Of these RSUs, 416 vested on February 2, 2026, and 208 will vest on May 2, 2026, 208 on August 2, 2026, 208 on November 2, 2026, and 210 February 2, 2027, subject to continued service.
(4)    Of these RSUs, 375 vested on February 2, 2026, and 125 will vest on May 2, 2026 and 125 on August 2, 2026, subject to continued service.
(5)    Of these RSUs, 740 vested on February 2, 2026, and 1,110 will vest on May 2, 2026, 1,110 on August 2, 2026, 1,110 on November 2, 2026, and 375 on February 2, 2027, subject to continued service.
(6)    The value reflected is based upon the fair grant value of $317.64 per share, as adjusted to reflect the Company’s reverse stock split effected on November 5, 2025 and April 23, 2026.
(7)    The value reflected is based upon the fair grant value of $67.20 per share, as adjusted to reflect the Company’s reverse stock split effected on April 23, 2026.
Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or compensation committee of another entity that had one or more of its executive officers serving as a member of the Board or Compensation Committee. None of the Compensation Committee members, when appointed, will have at any time been one of our officers or employees.

2026 Proxy Statement	30	IP Strategy Holdings, Inc.

Equity Compensation Plan Information
The following table provides information as of December 31, 2025, regarding our compensation plans under which equity securities are authorized for issuance:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (Column A)(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (Column B)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (Column C)(1)
2019 Equity compensation plan approved by security holders	3	$63,156	22
2024 Equity compensation plan approved by security holders	25,860	$160	61,640
Total	25,863	$63,316	61,662
(1)    Amounts and exercise prices have been retroactively adjusted to reflect the 1-for-20 reverse stock split effected on November 5, 2025 and on April 23, 2026.
Equity Incentive Plans
2019 EQUITY INCENTIVE PLAN
On April 25, 2019, the Board adopted our 2019 Equity Incentive Plan (the “2019 Plan”) to provide an additional means to attract, motivate, retain, and reward selected employees and other eligible persons. Our stockholders approved the plan on or about April 25, 2019. Employees, officers, directors, and consultants that provided services to us or one of our subsidiaries were eligible to receive awards under the 2019 Plan. Awards under the 2019 Plan were issuable in the form of incentive or nonqualified stock options, stock appreciation rights, stock bonuses, restricted stock, stock units and other forms of awards including cash awards.
As of April 28, 2026, three options remained outstanding under the 2019 Plan, and 22 shares authorized under the 2019 Plan remained available for award purposes.
The Board may amend or terminate the 2019 Plan at any time. Plan amendments will be submitted to stockholders for their approval as required by applicable law or any applicable listing agency. The 2019 Plan is not exclusive — the Board and the Compensation Committee of the Board may grant stock and performance incentives or other compensation, in stock or cash, under other plans or authority.
The 2019 Plan will terminate on April 25, 2029. However, the plan administrator will retain its authority until all outstanding awards are exercised or terminated. The maximum term of options under the 2019 Plan is seven years after the initial date of the award, unless the options were granted to a stockholder holding stock with more than ten percent of the total combined voting power of all classes of stock of the Company, in which case the maximum term will be five years.
2024 EQUITY INCENTIVE PLAN
In November 2024, the Board adopted and our stockholders approved the 2024 Plan. Information regarding the 2024 Plan is included above under Proposal Two "Approval of an Amendment to the 2024 Plan to Increase the Plan's Shares Available for Issuance."

IP Strategy Holdings, Inc.	31	2026 Proxy Statement

Certain Relationships and Related-Party and Other Transactions
Procedures for Approval of Related Party Transactions
A “related party transaction” is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related party had or will have a direct or indirect material interest. A “related party” includes:
•any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;
•any person who beneficially owns more than 5% of our common stock;
•any immediate family member of any of the foregoing; or
•any entity in which any of the foregoing is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.
In connection with the consummation of the IPO we completed in November 2024, the Board adopted a written related-party transactions policy. Pursuant to this policy, the Audit Committee of the Board review all material facts of all related-party transactions and either approve or disapprove entry into the related-party transaction. In determining whether to approve or disapprove entry into a related-party transaction, the Audit Committee shall take into account, among other factors, the following: (i) the benefits of the transaction; (ii) the terms of the transaction; and (iii) whether the transaction would impact the independence of a Related Party, as defined in the policy.
Related Party Transactions
With the exception of the compensation arrangements for our named executive officers and directors, which are describe above, we were not a party to any related party transactions during the year ended December 31, 2025 or since December 31, 2025, and there are no currently proposed related-party transaction that is under consideration by us.

2026 Proxy Statement	32	IP Strategy Holdings, Inc.

Audit Committee Report
Our management is primarily responsible for the Company’s internal control and financial reporting process. Our independent registered public accounting firm, CBIZ CPAs, P.C., is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of the Company’s internal control over financial reporting. The Audit Committee monitors the Company’s financial reporting process and reports to the Board on its findings.
In this context, the Audit Committee hereby reports as follows:
1.    The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.
2.    The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
3.    The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.
4.    Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the Securities and Exchange Commission.
The Audit Committee
Troy Alstead (Chair)(1)
Christopher H. (Toby) Smith
Eric S. Trevan, Ph.D.

(1) Mr. Alstead served as Chair of the Audit Committee during fiscal year 2025 and participated in the Audit Committee’s review of the Company’s audited financial statements. Mr. Alstead resigned from the Board effective upon the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

IP Strategy Holdings, Inc.	33	2026 Proxy Statement

Householding
We participate in the practice of “householding” and some brokers, banks, and other nominee record holders may participate as well. This means that only one copy of our Proxy Statement or Annual Report on Form 10-K may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you at no cost if you request a copy orally or in writing to the following address: Corporate Secretary, 9668 Bujacich Road, Gig Harbor, WA 98332. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact us via the foregoing contact information if your shares are registered directly in your name or contact your broker, bank, or other nominee record holder if your shares are held in street name.
Availability of Annual Report on Form 10-K
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is available on the Internet at the website listed in the Notice of Internet Availability of Proxy Materials. Except as provided above, the Annual Report is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Audit Committee Report” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. We will provide upon written request, without charge, to each stockholder of record as of the Record Date, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our principal executive offices at 9668 Bujacich Road, Gig Harbor, WA 98332.
Other Business
While the Notice of 2026 Annual Meeting of Stockholders provides for the transaction of all other business that may properly come before the Annual Meeting, including any adjournments or postponements of the Annual Meeting, the Board knows of no matters to be brought before the Annual Meeting other than those referred to in this Proxy Statement. If, however, other matters are properly presented at the Annual Meeting, the individuals appointed as proxies will vote your shares as they determine in their discretion to be advisable.

2026 Proxy Statement	34	IP Strategy Holdings, Inc.

Appendix A
IP STRATEGY HOLDINGS, INC.
THIRD AMENDMENT TO THE
2024 EQUITY INCENTIVE PLAN

This Third Amendment (the “Amendment”) to the IP Strategy Holdings, Inc., a Delaware corporation (the “Company”), 2024 Equity Incentive Plan, as amended (the “Plan”), adopted by the Board of Directors of the Company (the “Board”) upon the recommendation of the Compensation Committee (the “Committee”) of the Board, amends the Plan as set forth herein, effective as of the date approved by the stockholders of the Company set forth at the end of this Amendment (the “Effective Date”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.
WHEREAS, the Plan was adopted by the Board, approved by the stockholders of the Company, and became effective on November 25, 2024;
WHEREAS, the Plan was previously amended by the First Amendment to the 2024 Equity Incentive Plan dated May 30, 2025, and approved by the stockholders on June 24, 2025, increasing the shares available for issuance to 5,000,000 shares;
WHEREAS, the Plan was previously amended by the Second Amendment to the 2024 Equity Incentive Plan dated August 18, 2025, and approved by the stockholders on September 18, 2025, increasing the shares available for issuance to 35,000,000 shares;
WHEREAS, following the Company’s 1-for-20 reverse stock splits effected on November 5, 2025 and April 23, 2026, the number of shares of Common Stock available for issuance under the Plan was proportionately reduced to 87,500 shares; and
WHEREAS, the Committee has determined that it is in the best interest of the Company to amend the Plan to increase the number of shares of Common Stock available for issuance under the Plan by 412,500 shares, for a total of 500,000 shares.
NOW, THEREFORE, as approved by the Board upon the recommendation of the Committee as of April 27, 2026 and as approved by the stockholders of the Company as of the date listed below, this Third Amendment to the Plan is hereby adopted and approved in all respects. Accordingly, pursuant to this Third Amendment, the Plan is hereby amended as follows:
1. As of the Effective Date, Section 4.1 of the Plan is hereby amended by deleting it in its entirety and replacing it with the following:
“4.1 Number of Shares. Subject to adjustment under Article VIII and the terms of this Article IV, the maximum number of shares of Common Stock that may be issued under the Plan shall be five hundred thousand (500,000) shares (the “Overall Share Limit”), provided, however, that the Overall Share Limit shall not include Stock Appreciation Rights units that are settled in cash at the time of exercise rather than in actual Shares of stock. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.”
2. Except as specifically set forth in this Third Amendment, no provision of the Plan is changed, and the Plan is hereby ratified in its entirety and shall remain in full force and effect.
As adopted by the Board of Directors on April 27, 2026
 As adopted by the Stockholders on ____________

IP Strategy™

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IP STRATEGY HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Matthew J. Swann
02) Jennifer D.H. Stiefel
03) Andrew M. Varga

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Approval of an amendment to the Company's 2024 Equity Incentive Plan, as amended, to increase the shares available for issuance.	☐	☐	☐
3. Ratification of the appointment of CBIZ CPAs P.C. as independent registered public accounting firm for fiscal year 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V96197-P52672

IP STRATEGY HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 25, 2026 AT 10:00 A.M. PACIFIC TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Justin B. Stiefel, Jennifer D.H. Stiefel, and Michael Carrosino, or any of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of IP STRATEGY HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Pacific Time, on Thursday, June 25, 2026, virtually at www.virtualshareholdermeeting.com/IPST2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed and dated on the reverse side